--------------------------------------------------------------------------------

                             REGISTRATION AGREEMENT


                          dated as of November 7, 1996


                                     between


                         NATIONAL PROPANE PARTNERS, L.P.


                                       and


                               MERRILL LYNCH & CO.

--------------------------------------------------------------------------------

                             REGISTRATION AGREEMENT


               AGREEMENT dated as of November 7, 1996 between Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "BUYER"), and National Propane Partners, L.P., a Delaware limited partnership (the "COMPANY").

               WHEREAS, pursuant to a Purchase Agreement dated as of the date hereof between the Buyer and the Company (the "PURCHASE AGREEMENT"), the Buyer has agreed to purchase from the Company an aggregate of 400,000 Common Units representing limited partnership interests in the Company (the "Common Units"; such 400,000 Common Units being referred to herein as the "Units); and

               WHEREAS, it is a condition of such purchase of the Units by the Buyer that the Company enter into this Registration Agreement.

               NOW, THEREFORE, the parties hereto agree as follows:

               1.1 DEFINITIONS. The following terms, as used herein, have the following meanings:

               "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

               "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which the New York Stock Exchange is closed.

               "CLOSING" means the closing of the sale and purchase of the Units pursuant to the Purchase Agreement.

               "COMMISSION" means the Securities and Exchange Commission or any federal agency at the time administering the Securities Act.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               "HOLDER" means the Buyer and any of its Affiliates that is the holder of any Registrable Security.

               "MAJORITY HOLDERS" means Holders of at least a majority of the Registrable Securities from time to time.

               "MAJORITY REGISTERING HOLDERS" means Holders of at least a majority of the Registrable Securities included in a registration statement under this Agreement.

               "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

               "PERSON" shall mean a corporation, an association, a partnership, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

               "REGISTERING HOLDERS" means Holders whose Registrable Securities are included in a registration statement under this Agreement.

               "REGISTRABLE SECURITIES" means the Units and any securities (i) issued on registration of transfer of the Units or (ii) issued or issuable with respect to any such Units by way of dividend or unit split or in connection with a combination, recapitalization, merger, consolidation or other reorganization or otherwise. Registrable Securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 or, in the opinion of counsel to the Company, may be sold pursuant to Rule 144(k), (c) they shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

               "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one counsel to represent all Holders but who shall be selected by the Majority Registering Holders (provided, that the amount of all such fees and disbursements to be paid by the Company pursuant to this Agreement, together with the amount payable by the Company in respect of the out-of-pocket fees and expenses incurred by the Buyer in connection with the Purchase Agreement dated the date hereof among the Company, certain of its affiliates and the Buyer, shall not exceed $125,000), premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Securities being registered (if the Company elects to obtain such insurance) and any reasonable fees and disbursements of underwriters customarily paid by issuers or holders of securities (including fees paid to a qualified independent underwriter), but excluding underwriting discounts and commissions and transfer taxes, if any.

               "RULE 144" has the meaning set forth in Section 3 hereof.

               "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor statute thereto.

               2.     Registration under Securities Act.

                      2.1 Shelf Registration. (a) The Company shall use its reasonable best efforts to have declared effective a shelf registration statement pursuant to Rule 415 under the Securities Act in order to effect the registration with the Commission under the Securities Act of all Registrable Securities as soon as practicable after the filing thereof. If the Majority Holders so elect, the offering of the Registrable Securities pursuant to this
Section 2.1 (a) shall be in the form of an underwritten offering. Neither the Company nor any other Person (other than the Holders) shall be allowed to include any securities in such registration without the prior written consent of the Buyer (which consent will not be unreasonably withheld). The Company shall not be obligated to effect more than one registration pursuant to this Section 2.1.

                      (b) Registration Statement Form. Registration under this Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit, to the extent practicable, the disposition of such Registrable Securities in accordance with the intended method or methods of disposition intended on the part of the Holders.

                      (c) Expenses. The Company will pay when due all Registration Expenses in connection with the registration made pursuant to this
Section 2.1.

                      (d) Underwriters. The managing underwriter of any underwritten offering effected pursuant to this Section 2.1 shall be Merrill Lynch.

               2.2. Registration on Request. (a) Request. At any time after the conclusion of six months following the date on which the Company is no longer required to keep the shelf registration statement contemplated by Section 2.1 effective in accordance with the terms hereof, the Majority Holders shall have the right to request, in a writing to the Company, that the Company effect a registration with the Commission under the Securities Act of no less than fifty (50%) percent of such requesting Holders' Registrable Securities then owned by such Holders; provided, however, that the Company shall not be obligated to effect more than one registration pursuant to this Section 2.2. The Company will promptly give written notice of any such requested registration to all Holders and thereupon, the Company will use its best efforts to effect the registration under the Securities Act of:

               (i) subject to the provisions of Section 2.2(b), the Registrable Securities which the Company has been so requested to register by the Holders requesting registration pursuant to the first sentence of
        Section 2.2(a) (the "Requesting Holders"); and

               (ii) Subject to Section 2.2(b), all other Registrable Securities which the Company has been requested to register by the Holders by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities so to be registered. If the Requesting Holders so elect, the offering of the Registrable Securities pursuant to this Section 2.2(a) shall be in the form of an underwritten offering. If the Requesting Holders request that the registration be in the form of a non-underwritten offering, then neither the Company nor any other Person (other than the Holders) shall be allowed to include any securities in such registration without the prior written consent of the Buyer.

               (b) In the case of an underwritten offering, the Company may give notice to Persons having registration rights other than the Holders of its intention to file a registration statement. If the managing underwriter of any underwritten offering shall advise the Company and the Holders requesting registration under Sections 2.2(a)(i) and (ii) in writing that, in it's opinion, the number of securities proposed to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to a majority of the Requesting Holders (by number of Units sought to be registered), the Company will include in such registration the number of Registrable Securities which in the opinion of such managing underwriter can be sold, and such securities shall be allocated first to Registrable Securities requested to be included in such registration pursuant to Sections 2.2(a)(i) and
(ii) of this Agreement pro rata among the Holders requesting registration under Sections 2.2(a)(i) and (ii) on the basis of the relative number of Registrable Securities requested by each such Holder to be included in such registration, second to any securities required to be registered by the Company pursuant to agreements providing registration rights to other Persons, in such order and with such priorities as may be required by such agreements and third to any securities proposed to be included by the Company.

               In the event the Registrable Securities proposed to be included by the Holders requesting registration under Sections 2.2(a)(i) and (ii) in such underwritten offering are excluded from the underwritten offering pursuant to the provisions of this Section 2.2(b), such Registrable Securities shall upon the Holders' request nevertheless be registered for sale on a non-underwritten basis by Holders requesting registration under Sections 2.2(a)(i) and (ii), and the Company shall prepare and file an appropriate alternate prospectus or supplement to the prospectus to reflect the use of the prospectus for delivery to purchasers of Registrable Securities from such Holders and not through the underwriters.

               (c) Registration Statement Form. Registrations under this Section
2.2 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall, to the extent practicable, permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition intended on the part of such Holders.

               (d) Expenses. The Company will pay when due all Registration Expenses in connection with the registration request made pursuant to this
Section 2.2.

               (e) Underwriters. The managing underwriter of any underwritten offering effected pursuant to this Section 2.2 shall be Merrill Lynch.

               2.3.   Incidental Registration.

               (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4, Form S-8 or any successor or similar form and other than pursuant to a registration statement pursuant to Section 2.1 or 2.2 hereof), whether or not for sale for its own account or as a result of a demand from a security holder, and if the registration form proposed to be used may be used for the registration of the Registrable Securities, it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section 2.3. Upon the written request of any Holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration with the Commission under the Securities Act of all Registrable Securities which the Company has been so requested to register, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holder entitled to do so, to request that such registration be effected as a registration under Section 2.2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section
2.3 shall relieve the Company of its obligation to effect any registration under
Section 2.1 or 2.2. The Company will pay when due all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.3.

               (b) Apportionment in Incidental Registrations. If (i) a registration pursuant to this Section 2.3 involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters, and (ii) the managing underwriter of such underwritten offering shall inform the Company in writing of its good faith belief that the number of securities requested to be included in such underwritten offering exceeds the number which can be sold in (or during the time of) such offering or that the inclusion of such number of securities would adversely affect the marketing of the securities to be sold by the Company or the securityholder or securityholders who have requested such registration pursuant to demand registration rights, then the Company shall include, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering, first, in the case of a registration proposed by the Company for its own account, all securities proposed by the Company to be sold for its own account, or in the case of any securities initially proposed to be registered by the Company for the accounts of other Persons pursuant to the exercise of demand registration rights granted pursuant to an applicable registration rights agreement between the Company and such other Person, the securities requested to be registered by such Person but only in such amount and to the extent required by such agreement, and second, such Registrable Securities requested to be included in such registration pursuant to this Agreement and any securities required to be included in such registration by other Persons who have incidental registration rights, on a pro rata basis (as determined by the Company).

               2.4. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1, 2.2 and 2.3, the Company will, as promptly as possible:

               (i) select counsel and independent accountants for the Company in connection with such registration;

               (ii) subject to Section 2.7, prepare and (as promptly thereafter as practicable and in any event (A) prior to December 15, 1996 in the case of registration pursuant to Section 2.1 hereof and (B) within 60 days after the end of the 30-day period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective and to remain effective for the period specified in Section 2.4 (iii), provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.3(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

               (iii) subject to Section 2.7, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not more than six months (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable)) after the date the original filing was declared effective and to comply with the provisions of the Securities Act during such period with respect to the disposition of all securities covered by such registration statement until such time during such period as all of such securities have been disposed of in accordance with the intended methods of disposition by the Registering Holders thereof set forth in such registration statement; provided, however, that a reasonable time before filing any registration statement or prospectus or supplement or amendment thereto, the Company shall furnish drafts of such documents to counsel for the Registering Holders, which documents shall be subject to reasonable review by such counsel; and further provided, that there shall not be counted as part of the six months any period during which the prospectus may not be used pursuant to subsection (viii) of this
        Section 2.4;

               (iv) furnish to each Registering Holder and to any underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act, in conformity with the requirements of the Securities Act, documents incorporated by reference in such registration statement, amendment, supplement or prospectus and such other documents (in each case including all exhibits), as a Registering Holder or underwriter may reasonably request;

               (v) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Majority Registering Holders or the underwriter shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Registering Holders to consummate the disposition in such jurisdictions of the securities owned by such Registering Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision 2.4(v) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

               (vi) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Registering Holders to consummate the disposition of such Registrable Securities;

               (vii) furnish to each Registering Holder and the underwriters a signed counterpart of: (x) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) covering such matters as are customarily covered by opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities; and (y) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering matters which are customarily covered in accountants letters delivered to the underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request or, in the case of a non-underwritten offering, covering matters which are customarily covered in accountants letters delivered to the selling security-holders in non-underwritten secondary public offerings of securities;

               (viii) notify each Registering Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, subject to Section 2.7, at the request of any such Registering Holder promptly prepare and furnish to such Registering Holder a reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading in the light of the circumstances under which they were made;

               (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement (as the term "effective date" is defined in Rule 158 under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each Registering Holder, underwriter and Registering Holders, or underwriter's counsel, at least two business days prior to the filing thereof, a draft copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement which does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (x) provide and cause to be maintained a transfer agent for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

               (xi) use its best efforts (A) to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the same class of securities as the Registrable Securities is then listed or (B) in the event such securities are not so listed, to have such Registrable Securities qualified for inclusion on the NASDAQ National Market System, if the Registrable Securities are then so qualified or (C) in the event such securities are not so listed or qualified, to have such Registrable Securities qualified for inclusion on the NASDAQ System; and

               (xii) furnish unlegended certificates representing ownership of the Registrable Securities then being sold in such denominations as shall be requested by Registering Holders or underwriters.

               The Company may require each Registering Holder to promptly furnish the Company, as a condition precedent to including such Registering Holder's Registrable Securities in any registration, such information regarding such Registering Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

               Each Holder agrees, by acquisition of such Registrable Securities, that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (viii) of this Section 2.4, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession, of the prospectus and any amendments or supplements thereto relating to such Registrable Securities current at the time of receipt of such notice.

               2.5.   Underwritten Offerings.

               (a) Requested Underwritten Offering. If requested by the underwriters for any offering by Holders pursuant to a registration under
Section 2.1 or 2.2, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, the Registering Holders and the underwriters and to contain such representations and warranties by the Company and such other terms as are then generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in
Section 2.8 hereof. The Registering Holders will cooperate with the Company in the negotiation of the underwriting agreement, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The Registering Holders shall be parties to such underwriting agreement. No Registering Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements to or for the benefit of the Company and such underwriters regarding such Registering Holder, such Registering Holder's Registrable Securities, any other information supplied in writing by such Registering Holder to the Company specifically for use in the Registration Statement and any other representation required by law and will agree therein to an indemnity to the underwriters that is customary for transactions of that type.

               (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.3 and its securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Holder as provided in Section 2.3 and subject to the provisions of Section 2.3(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters. The Registering Holders shall be parties to the underwriting agreement between the Company and such underwriters. No Registering Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, or agreements to or for the benefit of the Company and such underwriter regarding such Registering Holder, such Registering Holder's Registrable Securities and any other information supplied in writing by such Registering Holder to the Company specifically for use in the registration statement and any other representation required by law and will agree therein to an indemnity to the underwriters that is customary for transactions of that type.

               (c) Participation in Underwritten Registration. No Person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the person entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

               (d) Holdback Agreement. In any underwritten public offering in which such Holder is participating as a seller, each Holder agrees not to effect any sale or distribution of any Registrable Securities or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144, during the 14 days prior to and the 180-day period beginning on the effective date of a registration statement, if and to the extent requested by the managing underwriter.

               2.6. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Registering Holders, the underwriters and their respective counsel and accountants, the timely opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of each of such Registering Holders, and such underwriters, and their respective counsel, to conduct appropriate due diligence within the meaning of the Securities Act.

               2.7 Postponement of Registration. If at any time prior to or during the effectiveness of a registration statement contemplated by Section 2.1, 2.2 or 2.3 hereof, the Company is engaged in or in good faith plans to engage in any financing, acquisition, reorganization or other material transactions involving the Company which the Board of Directors of the general partner of the Company determines in its good faith reasonable judgment would require suspension of sales of Registrable Securities pursuant to such registration statement or would be adversely affected by the filing of any registration statement otherwise required to be prepared and filed pursuant to
Section 2.1, 2.2 or 2.3, the Company shall be entitled to suspend the effectiveness of the registration statement or postpone the filing of a registration statement pursuant to Section 2.1, 2.2 or 2.3 for a reasonable period of time (but not exceeding 120 days from the date of the determination or request), and shall promptly give the Holders written notice of such determination, containing a general statement of the reasons therefor and an approximation of the anticipated delay (which shall be kept confidential by such Holders). If the Company shall so postpone the filing of the registration statement pursuant to Section 2.2, a majority of the Requesting Holders shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such withdrawn request shall not be counted for purposes of the requests for registration to which Holders are entitled pursuant to Section 2.2 hereof. Such right to suspend the sale of Registrable Securities pursuant to a registration statement or to delay pursuant to this Section 2.7 a registration pursuant to Section 2.1, 2.2 or 2.3 may not be exercised more than once in any twelve-month period.

               2.8. Indemnification. (a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, each of the Registering Holders, directors, officers, employees, attorneys, agents and affiliates of such Registering Holders and such other Person, if any, who controls such Registering Holder within the meaning of the Securities Act, against any settlement, losses, claims, damages or liabilities, joint or several, to which such Registering Holder or any such director, officer, employee, attorney, agent, affiliate, or controlling Person may become subject under the Securities Act or otherwise , insofar as such settlement, losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in association therewith, or any amendment or supplement thereto or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Registering Holder, and each such director, officer, employee, agent, attorney, affiliate, and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such settlement, loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to any particular Registering Holder or its director, officer, employee, agent, attorney, affiliate or controlling Person to the extent that any such settlement, loss, claim, damage, liability (or action or proceeding in respect thereof) or expense (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Registering Holder specifically stating that it is for use in the preparation thereof or (ii) results from any Requesting Holder's failure to send or to give a copy of the final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such final prospectus was required by law to be delivered and such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Registering Holder or any such director, officer, agent, affiliate or controlling Person of such Registering Holder and shall survive the transfer of such Registrable Securities by such Registering Holder. If the offering pursuant to any registration statement provided for under this Agreement is made through an underwriter, the Company agrees to indemnify the underwriter, its officers and directors and each Person who controls the underwriter within the meaning of the Securities Act to the same extent as hereinbefore provided; provided, that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter, or any Person who controls such underwriter, to the extent the settlement, loss, claim, damage or liability results from (i) such underwriter's failure to send or to give a copy of the final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or (ii) any information furnished in writing to the Company by any underwriter specifically stating that it is for use therein.

               (b) Indemnification by the Registering Holders. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Sections 2.1, 2.2 or 2.3 that the Company shall have received an undertaking satisfactory to it from the Registering Holders to indemnify and hold harmless (in the same manner and to the same extent as set forth in sub-division (a) of this Section 2.8) the Company, its directors, officers, employees, agents, attorney and affiliates, each Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Registering Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, attorney, affiliate or controlling person and shall survive the transfer of such Registrable Securities by such Registering Holder. Notwithstanding the provisions of this paragraph (b), no Registering Holder shall be required to indemnify any Person pursuant to this Section 2.8 for any amount in excess of the amount by which the aggregate net proceeds received by such Registering Holder in such offering exceeds the amount of any damages that such Registering Holder has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.


               (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of a claim, demand or the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.8, such indemnified party will, if a claim in respect thereof is to be made by an indemnified party against an indemnifying party, give prompt written notice to the latter of such claim, demand or the commencement of such action, provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.8, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof

(unless in the opinion of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying party may exist in respect of such claim), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party is not entitled to (because of the parenthetical in the previous sentence), or elects not to, assume the defense of a claim, it will not be obligated to pay the reasonable fees and expenses of more than one counsel with respect to such claim, unless in the opinion of counsel to an indemnified party a conflict of interest between such indemnified party and other indemnified parties may exist in respect of such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of one additional counsel for all indemnified parties as to which such conflict exists. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement with respect to any pending or threatened claim, demand, action or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. If the indemnifying party has agreed to indemnify the indemnified party for any action or proceeding, then whether or not such defense is assumed by the indemnifying party, the indemnifying party shall not be liable for any settlement made without its consent, which shall not be unreasonably withheld.

               (d) Other indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.8 (with appropriate modifications) shall be given by the Company and each Registering Holder covered by a registration statement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

               (e) Indemnification and Reimbursement Payments. The indemnification and reimbursement required by this Section 2.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that if an indemnified party is reimbursed hereunder for any expenses, the amount so paid shall be refunded to the indemnifying party if it is finally judicially determined that the indemnifying party was not obligated to indemnify the indemnified party regarding the claim, demand, action or proceeding with respect to which such expense was incurred.

               (f) Contribution. If the indemnification provided for in this Agreement shall for any reason be unavailable or insufficient to an indemnified party under Section 2.8(a), 2.8(b) or 2.8(d) hereof in respect to any settlement, loss, claim, damage or liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such settlement, loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect (i) as between the Company and the Registering Holders on the one hand and the Underwriters on the other hand, the relative benefits received by the Company and the Registering Holders on one hand and the Underwriters on the other hand, from the offering of the securities, and the relative fault of the Company and the Registering Holders on the one hand and the Underwriters on the other, with respect to the statements or omissions which resulted in such settlement, loss, claim, damage or liability, or action in respect thereof, as well as any relevant equitable considerations and (ii) as between the Company on the one hand and the Registering Holders on the other hand, the relative fault of the Company on the one hand and the Registering Holders on the other with respect to such statements or omissions, as well as any relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Registering Holders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Registering Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the settlement, loss, claim, damage or liability, or action in respect thereof, referred to in this Section 2.8 shall be deemed to include, for purposes of this Section 2.8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person. Notwithstanding the provisions of this paragraph (f), no Registering Holder shall be required to contribute an amount in excess of the amount by which the aggregate net proceeds received by such Registering Holder exceeds the amount of any damages that such Registering Holder has otherwise been required or agreed to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

               2.9. Listing of Common Units. The Company covenants and agrees for the benefit of the Holders, that it will, at its expense, as soon as is reasonably practicable, cause the Registrable Securities registered from time to time upon exercise of the rights granted hereby to be approved for listing upon the effectiveness of a registration under this Agreement, and use its best efforts to maintain such listing, on the New York Stock Exchange or such other national securities exchange on which the Company's traded securities are listed or authorized for trading, or NASDAQ if at such time the Company's traded securities are authorized for trading on NASDAQ, subject to notice of issuance, if any, and the requirements of such exchange or NASDAQ, and will provide prompt notice to such exchange or NASDAQ of the issuance thereof from time to time.

               3. Rule 144. So long as the Company's Common Units shall be registered pursuant to the requirements of Section 12 of the Exchange Act, the Company will file the reports required to be filed by it under the Exchange Act and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission ("Rule 144"). Upon the request of any Holder the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

               4. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented unless in a writing signed by the Company and the Majority Holders. Except as otherwise provided herein, no waivers or consents to departures from the provisions hereof may be given unless the Company has obtained the written consent of the Majority Holders. Each Holder shall be bound by any consent obtained in the manner authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

               5. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election by written notice to the Company effective upon receipt by the Company, be treated as a Holder for purposes of any request or other action by any Holder pursuant to this Agreement or any determination of any number or percentage of Registrable Securities held by any Holder contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. Prior to receipt by the Company of written notice contemplated hereby, any action taken by any nominee shall be binding upon any such beneficial owner.

               6. Notices. All communications provided for hereunder shall be sent by first-class mail, overnight courier or telecopy and (a) if addressed to the Buyer, addressed to the Buyer in the manner set forth in the Purchase Agreement, or at such other address or telecopy number as the Buyer shall have furnished to the Company in writing, or (b) if addressed to any other Holder, the address or telecopy number that such Holder shall have furnished to the Company in writing, or, until any such other Holder so furnishes to the Company an address or telecopy number, then to and at the address or telecopy number of the last Holder who has furnished an address or telecopy number to the Company, or (c) if addressed to the Company, to National Propane Partners, L.P., Suite 1700, IES Tower, 200 1st Street, S.E., P.O. Box 2067, Cedar Rapids, Iowa 52401-2067, Attention: Secretary or if by telecopy to 319-365-3672 (with a copy to Triarc Companies, Inc., 900 Third Avenue, New York, New York 10022 (and after November 30, 1996, 280 Park Avenue, New York, New York 10017), Attention:
Secretary, or, if by telecopy to 212-230-3216 (and after November 30, 1996, 212-451-3216) or at such other address or telecopy number, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

               7. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. The Buyer may not assign any of its rights hereunder to any person or persons other than Affiliates of the Buyer. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder, subject to the provisions respecting the minimum numbers or percentages of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

               8. Descriptive Heading. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

               9. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

               10. Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

                      (i) Submits itself in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect hereof, to the exclusive jurisdiction of any state or federal court in the Borough of Manhattan, New York, New York, and appellate courts therefrom, and consents and agrees to such action or proceeding being brought in such court; provided, however, that if for any reason such courts shall not have or decline to exercise jurisdiction in any legal action or proceeding, such legal action or proceeding may be brought in any other court or jurisdiction in accordance with applicable laws; and

                      (ii) Waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any state or federal court in the Borough of Manhattan, New York, New York or that any such action or proceeding brought in any such court was brought in an inconvenient court and agrees not to plead or claim the same.

               11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same agreement and shall become effective only when one or more of the counterparts shall have been signed by each party and delivered to the other party, it being understood that all the parties need not sign the same counterpart.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       NATIONAL PROPANE PARTNERS, L.P.

                                       By National Propane Corporation,
                                        its managing general partner



                                       By:  /s/   Ronald R. Rominiecki
                                           ________________________________
                                           Name:
                                           Title: Senior Vice President



                                       MERRILL LYNCH, PIERCE, FENNER &
                                       SMITH INCORPORATED



                                       By:
                                           ________________________________
                                           Name:
                                           Title:

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       NATIONAL PROPANE PARTNERS, L.P.

                                       By National Propane Corporation,
                                        its managing general partner



                                       By:
                                           ________________________________
                                           Name:
                                           Title:



                                       MERRILL LYNCH, PIERCE, FENNER &
                                       SMITH INCORPORATED



                                       By:  /s/   Theodore D. Sands
                                           ________________________________
                                           Name:
                                           Title: